UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 23, 2011


                       TOMI ENVIRONMENTAL SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  000-09908               59-1947988
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


         9454 Wilshire Blvd., Penthouse, Beverly Hills, CA       90212
       ----------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)


                                  (800) 525-1698
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 5.02  Departure of Director

     Richard Johnson resigned as a director of the registrant on August
23, 2011.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: August 26, 2011                    By: /s/ Halden Shane
                                            ---------------------------
                                            Halden Shane
                                            Principal Executive Officer